Share Class & Ticker	Class A HRIAX	Institutional Shares HRITX	Summary Prospectus April 30, 2013 As Supplemented February 26, 2014

Huntington Rotating Markets Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2013, as supplemented September 4, 2013, October 4, 2013, December 6, 2013, and February 26, 2014.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 208 of this prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 74 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares
Management Fees	0.50%	0.50%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.82%	0.82%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	1.34%	1.59%
Fee Waivers and/or Expense Reimbursements(1)	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.34%	1.59%

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.32% and 1.57% of the Institutional Shares and Class A Shares daily net assets, respectively, through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

operating expenses remain the same and expenses were capped in the first year or each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$136	$425	$734	$1,613
Class A Shares	$629	$953	$1,299	$2,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategy

The Fund will normally pursue its investment objective by rotating investments among equity market segments (small-cap, mid-cap, large-cap and global) as determined by the Fund’s Advisor to offer the greatest potential for capital appreciation in a given market environment.

Under normal market conditions the Fund will invest (either directly or through the ownership of index-based securities, as described below) at least 75% of its assets in equity stocks comprising the equity market segment selected by the Advisor. The Advisor will rotate among the small-cap, mid-cap, large-cap and global equity market segments. To determine which equity market segment offers the greatest potential for capital appreciation, the Advisor will use “top-down” analysis (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor will continuously monitor the market environment and may rotate the equity market segment when the Advisor determines that another is more favorable given the projected market environment. The Fund will not provide notice to shareholders when the Advisor rotates among market segments.

The following is information about the equity market segments among which the Advisor will rotate investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range at the time of purchase. Index-based securities are exchange-traded funds that represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index, S&P 500, or the NASDAQ-100 Index. As of May 31, 2012, the Russell 2000 Index had a total market capitalization range of approximately $101 million to $2.6 billion. As of March 28, 2013, the S&P 500’s average market capitalization of companies in the index was approximately $29.6 million and the median market capitalization was approximately $14.1 million. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although many companies have international operations or international exposure to varying degrees.

The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent small-cap index such as the Russell 2000 Index.

The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent mid-cap index such as the Russell Midcap Index.

The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent large-cap index such as the S&P 500.

The global market segment comprises companies that are based throughout the world, including the United States. When invested in the global market segment, the Fund’s investment (either directly or through the ownership of index-based securities) in equity stocks issued by companies based outside the United States will typically fluctuate between 50% and 80% of its assets.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds Risk. Like a conventional mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Investment Company Risk. Because the Fund may invest in underlying funds that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may pay higher expenses than a Fund that invests directly in equity or fixed income securities.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q2 2009 Q4 2008	23.71 (25.63	% )%

This table shows the Fund’s average annual total returns for periods ended December 31, 2012.	Average Annual Total Return Table (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Rotating Markets Fund — Institutional Shares
Returns before taxes	6.40%	(1.29)%	6.43%
Returns after taxes on distributions(1)	1.18%	(2.39)%	5.67%
Returns after taxes on distributions and sales of Institutional Shares(1)	4.50%	(1.62)%	5.34%
Rotating Markets Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	1.04%	(2.49)%	5.64%
Standard & Poor’s 500 Index (S&P 500) (reflects no deduction for fees, expenses or taxes)(2)	16.00%	1.66%	7.10%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Paul Koscik, Vice President of the Advisor, has served as Portfolio Manager of the Fund since 2001.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A and Institutional Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Institutional Shares the minimum subsequent investment is $500. For Class A Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Rotating Markets Fund and applicable Share class (for example, Huntington Rotating Markets Fund Class A Shares) (Mail to: The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Trust at (800) 253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail to the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.